Concentration of Credit Risk	12 Months Ended
Dec. 31, 2012
Concentration of Credit Risk [Abstract]
Concentration of Credit Risk
(14)	Concentration of Credit Risk

Practically all of the Company’s loans, commitments, and commercial and standby letters of credit have been granted to customers in the Company’s market area. Practically all such customers are depositors of Wilson Bank. Investment in state and municipal securities also include governmental entities within the Company’s market area. The concentrations of credit by type of loan are set forth in note 2 to the consolidated financial statements.

At December 31, 2012, the Company’s cash and due from banks and federal funds sold included commercial bank deposits aggregating $24,592,000 in excess of the FDIC limit of $250,000 per depositor.

Federal funds sold were deposited with three banks.